SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 29, 2005


                               NewTech Brake Corp.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     0-26949                 11-3500919
            --------                     -------                 ----------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)


779 Industrial Blvd., Blainville, QC, Canada               J7C 3V3
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   (Address of principal executive offices)              (Zip code)

      Registrant's telephone number, including area code:     (450) 434-6432

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On March 29, 2005, NewTech Brake Corp. (the "Company") entered into a commitment letter (the "Commitment Letter") with a potential investor (the "Investor"). Pursuant to the Commitment Letter and upon the consummation of a definitive agreement, the Company will issue 40 Class A Units and 48 Class B Units to the Investor in the principal amount equal to $22,000,000. Each Class A Unit is comprised of 1 debenture (the "Class A Debenture(s)"), having a face value of $250,000, convertible into common stock of the Company, for a total amount of $10,000,000. Each Class B Unit is composed of 1 debenture (the "Class B Debenture"), having a face value of $250,000, convertible into common stock of the Company, for a total amount of $12,000,000. Each Class A Debenture and each Class B Debenture entitles its holder to a fixed return on investment of $75,000 and $62,500, respectively, for a year for a five-year period. At the option of the Investor, the Class A Debentures and the Class B Debentures may be converted, each year, for a maximum of 20% of the face value, per year, into common stock of the Company, at a price of $1.00 per share. The Investor shall have no specific guarantee on the assets of the Company. However, upon the consummation of a definitive agreement, the Company shall agree to grant, by way of trust deed, a floating charge on the assets of the Company and the movable hypothec on the license granted by Newtech Group International Inc. for the sale and production of heavy duty truck brakes.

      Upon the consummation of a definitive agreement with the Investor, the Company will issue 3,947,368 restricted shares of the Company's common stock to the Investor, at a purchase price of $0.76 per share, for a total purchase price of $3,000,000.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description


Exhibit         Description                                                   Location
-------         -----------                                                   --------
Exhibit 99.1    Proposed Debenture dated March 29, 2005 between the Company
                and the Investor                                              Provided herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 1, 2005                     NEWTECH BRAKE CORP.

                                           By:    /s/ Yvon Rancourt
                                                  -----------------------
                                           Name:  Yvon Rancourt
                                           Its:   Chief Executive Officer


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